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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

                                 AUGUST 24, 2001
                Date of Report (date of earliest event reported)

                           BOLLINGER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                       75-2502577
  (State or other jurisdiction                         (I.R.S. Employer
      of incorporation or                             Identification No.)
         organization)

                                     0-22716
                            (Commission File Number)

                602 FOUNTAIN PARKWAY, GRAND PRAIRIE, TEXAS 75050
               (Address of principal executive offices) (Zip Code)

                                 (972) 343-1000
              (Registrant's telephone number, including area code)

Total number of
sequentially numbered pages: 3

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ITEM 5. OTHER EVENTS

CAUSE NO. 96-02952; SUNTRUST BANK ATLANTA, AS TRUSTEE FOR SUNTRUST RETIREMENT SUNBELT EQUITY FUND V. BOLLINGER INDUSTRIES, INC., GLENN D. BOLLINGER, BOBBY D. BOLLINGER, MICHAEL J. BECK, JOHN L. MAGUIRE, AND GRANT THORNTON, L.L.P.; IN THE 191ST JUDICIAL DISTRICT COURT (ORIGINALLY FILED IN THE 68TH JUDICIAL DISTRICT COURT) OF DALLAS COUNTY, TEXAS (THE "SUNTRUST LAWSUIT"):

On August 24, 2001, Bollinger Industries, Inc., Glenn D. Bollinger, Bobby D. Bollinger, John L. Maguire, and Michael J. Beck received court approval for full and final settlement with Suntrust Bank Atlanta, as trustee for Suntrust Retirement Sunbelt Equity Fund in the Suntrust Lawsuit. The Suntrust Lawsuit was filed as a class action. Notice of the terms of the proposed settlement was given to each member of the class and no class members elected out of the settlement.

CIVIL ACTION NO. 3:96C-V-0823-L; STI CLASSIC FUND AND STI CLASSIC SUNBELT V. BOLLINGER INDUSTRIES, INC., GLENN D. BOLLINGER, BOBBY D. BOLLINGER, AND MICHAEL
J. BECK; IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION (THE "STI LAWSUIT"):

Concurrently with the settlement of the Suntrust Lawsuit, Bollinger Industries, Inc., Glenn D. Bollinger, Bobby D. Bollinger and Michael J. Beck received court approval for full and final settlement with STI Classic Fund and STI Classic Sunbelt in STI Lawsuit. The STI Lawsuit was filed as a class action. Notice of the terms of the proposed settlement was given to each member of the class and no class members elected out of the settlement.

The Suntrust and STI Lawsuits filed in March 1996, were settled through mediation and called for a one time payment of $400,000 and the issuance of 200,000 shares of Bollinger Common Stock which is subject to a Put and Call Agreement. The $400,000 was paid into escrow in April 2001. The put and call options run for one year and permit (1) the Company to call the stock for $2.00 per share, and (2) the plaintiffs to purchase the stock for $1.00 per share. See the registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 for a more detailed discussion of the Suntrust and STI Lawsuits.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

           (c) EXHIBITS

         The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

10.71 Stipulation of Settlement dated April 2001 regarding the Suntrust and STI Lawsuits (1)

10.72 Put and Call Agreement dated April 2001 between Goodkind Labaton Rudoff & Sucharow, L.L.P. (in its representative capacity as agent for the Class Members and as Lead Counsel in the Suntrust and STI Lawsuits), and the Company, Glenn D. Bollinger and Bobby D. Bollinger (1)

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         (1)      Filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     BOLLINGER INDUSTRIES, INC.

Date: August 27, 2001                /s/ Rose Turner
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                                     Rose Turner
                                     Executive Vice President - Finance, Chief
                                     Financial Officer, Chief Operating Officer,
                                     Treasurer and Secretary

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